Exhibit 99.2

Slide presentation by the Company's Chairman, President and Chief Executive Officer, Jeff Sterba, at the Edison Electric Institute's 35th Annual Financial Conference on Tuesday, October 31, 2000 scheduled to be delivered at 1:30 PM
(EST).

Powering Up for the 21st Century
Public Service Company of New Mexico

1.  PNM Stock Price Compared to the Philadelphia Utility Index

                                PNM Utility Index

      Date               Price       Return (1)         Price         Return (1)
    10/20/2000           26.06          66.03           365.77          38.91
    10/13/2000           25.88          64.84           369.48          40.32
    10/06/2000           25.38          61.65           355.09          34.85
    09/29/2000           25.89          64.96           374.70          42.12
    09/22/2000           25.56          62.85           352.16          33.57

    09/15/2000           25.02          59.39           372.28          41.15
    09/08/2000           24.59          56.63           363.76          37.84
    09/01/2000           21.88          39.36           335.55          26.92
    08/25/2000           20.69          31.79           323.71          22.41
    08/18/2000           21.50          36.97           329.87          24.56

    08/11/2000           21.44          36.57           326.18          23.02
    08/04/2000           18.63          18.65           320.54          20.58
    07/28/2000           18.00          13.45           303.01          13.79
    07/21/2000           18.06          13.84           304.59          14.38
    07/14/2000           15.50          -2.31           299.52          12.48

    07/07/2000           15.69          -1.12           294.50          10.59
    06/30/2000           15.45          -2.60           283.37           6.36
    06/23/2000           15.50          -2.31           297.24          11.45
    06/16/2000           16.63           4.78           302.98          13.60
    06/09/2000           16.25           2.42           302.31          13.22

    06/02/2000           16.50           4.00           299.74          12.01
    05/26/2000           16.63           4.78           307.25          14.80
    05/19/2000           16.19           2.03           301.60          12.50
    05/12/2000           16.50           4.00           301.16          12.25
    05/05/2000           16.63           4.78           290.89           8.10


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


                            Exhibit 99.2 (Continued)

                                PNM Utility Index

       Date              Price        Return (1)       Price        Return (1)
    04/28/2000           18.00          13.45          295.53            9.76
    04/21/2000           16.81           4.80          286.23            6.16
    04/14/2000           16.44           2.46          279.86            3.80
    04/07/2000           15.44          -3.77          262.60           -2.60
    03/31/2000           15.75          -1.82          258.69           -4.17

    03/03/2000           15.69          -2.21          255.78           -5.70
    02/25/2000           15.19          -5.33          251.15           -7.52
    02/18/2000           16.19            .91          268.22           -1.33
    02/11/2000           16.00           -.26          276.45            1.54
    02/04/2000           15.75          -1.82          286.41            4.92

    01/28/2000           15.44          -3.77          284.45            4.00
    01/21/2000           15.94          -1.92          287.49            5.11
    01/14/2000           16.06          -1.15          283.32            3.59
    01/07/2000           16.63           2.31          285.31            4.31
    12/31/1999           16.25            .00          273.82             .00

(1)  Return assumes all common stock dividends are reinvested.

2.   PNM Earnings Drivers

     - Energy Delivery
     - Power Marketing/Power Production
     - Technology Initiatives

3.   Energy Delivery

     Customer focus supports a positive regulatory environment earning an appropriate return.

4.   A Proven Approach to Power Marketing:

     Customized products in a commodity world - a niche strategy built on trading expertise backed by competitive generation assets and effective risk management.

5.   Total Electric Sales and Margin

                                     1995        1996       1997       1998       1999        2000 (2)
    Sales-GWh                       2,591       4,575      6,789      8,782     11,148      12,580
    Gross Margin (in millions)     $45.70      $63.32     $77.26     $97.55     $96.33     $123.21

    (2)  Includes estimates for the fourth quarter.

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


                            Exhibit 99.2 (Continued)

6.  Uniquely Positioned

    1999 Total Sales By Delivery Point:

    Palo Verde/West Wing...............................      58%
    San Juan/Four Corners..............................      24%
    California Oregon Border...........................       2%
    California.........................................       9%
    Blackwater.........................................       2%
    Other Sales........................................       5%

7.  Underground Mining at San Juan

     - $500 Million Savings in Coal Costs
     - $2 Million/Year Reduction in O&M
     - Benefits Begin to Phase-in Next Year
     - New Mine in Full Production 11/02

8.   Growth Targets:  Grow Asset Backed Trading Strategy

     Representative Investment Plan

                                                             Cumulative Amounts
                                              -----------------------------------------------
                                              2001       2002       2003      2004       2005
    Combustine Turbine.....................     72         72         72        72         72
    TBD....................................     24         24         24        24         24
    Combustine Turbine.....................      -         63         63        63         63
    Combustine Turbine.....................      -         80         80        80         80
    Combine Cycle/Combustine Turbine.......      -         40         40        40         40
    Combustine Turbine.....................      -         68         68        68         68
    TBD (4-5 projects).....................      -        233        501       549        597
    Combustine Turbine.....................      -          -         40        40         40
    TBD....................................      -          -        256       256        256
    Combine Cycle/Combustine Turbine.......      -          -          -       155        155
    Combine Cycle/Combustine Turbine.......      -          -          -         -        108
                                            -------    -------    -------    ------     ------
    Total MWs..............................     96        580      1,144     1,347      1,503
                                            =======    =======    =======    ======     ======

    $$ (in millions)....................... $197.7     $414.6     $698.0     $776.4     $834.8
                                            =======    =======    =======    ======     ======

9.  Opportunities in Innovative Technology

    - $20 - $30 Million planned investment in late stage ventures.
    - Breakeven by year-end 2002

10.  Deregulation:

     - Price stability is key.  Customers look to us for solutions

11.  2000 - 2001 Earnings Forecast

 Year Ended 2000 Estimate                Year Ended 2001 Estimate
 ------------------------                ------------------------
 -  1999 Reported                        - 2000 Estimated
    Earnings                    $1.92      Earnings               $2.40-$2.50

 -  YTD 9/30/00                          - San Diego Contract         ($0.27)
    Reported Earnings           $2.17    - Retail/Wholesale
 -  One-Time Items (3)         ($0.21)     Sales Growth               Unknown
 -  4th Quarter Earnings                 - Weather                    Unknown
    Estimate              $0.45-$0.55    - Other                      Unknown
                          ------------                            ------------

 -  Estimated Earnings    $2.40-$2.50    - Estimated Earnings     $2.50-$2.60
                          ============                            ============

(3) One-time items recorded in the nine months ended September 30, 2000 include a gain of 21 cents per share from settlement of a lawsuit, a gain of 7 cents per share for the reversal of certain reserves associated with the expected resolution of two gas rate cases now pending before state regulators and a one-time charge of 7 cents per share in connection with acquisition of a new, long-time wholesale customer.

12.  Disclosure Regarding Forward Looking Statements

PNM considers this presentation to contain "forward-looking statements" under Federal securities law. It is prepared to assist the investment community in evaluating PNM and its securities. This presentation does not contain all of the information material to an evaluation and should be read in conjunction with the reports, proxy statements, and other information PNM files with the Securities and Exchange Commission.

Important factors which could cause results to differ materially from those forecasted include the following:

- Adverse  actions  of  utility  regulatory  commissions,
- Utility  industry restructuring,
- Failure to recover stranded assets,
- The inability of the Company to successfully compete outside its traditional regulated market,
- Regional economic conditions, which could affect customer growth,
- Adverse impacts resulting from environmental regulations,

- Loss of favorable fuel supply contracts or inability to negotiate new fuel supply contracts,
-  Failure  to  obtain  water  rights  and  rights-of-way,
-  Operational and environmental problems at generating stations,
-  The cost of debt and equity capital,
-  Weather conditions, and,
-  Technical developments in the utility industry.

In addition, "Management's Discussion and Analysis of Financial Conditions and Results of Operations" in the company's Form 10-K should be referred to for discussion of known trends and uncertainties. The forecast data and sensitivities represented herein reflect management's most recent assessment of the company's future operations and economic conditions based upon assumptions with regard to future events. The assumptions may not prove accurate, and PNM cautions readers against attributing undue certainty to management's assessment. The company intends to issue this information periodically, with updated information that reflects actual results and changes in management's assessment and underlying assumptions. Otherwise, PNM does not undertake to update the forecast data and sensitivities presented herein. For further information, call Barbara Barsky, Senior Vice President of Planning and Investor Services at 505-241-2662.

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